UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): August 18, 2003


                        ADVANCED MARKETING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

               0-16002                               95-3768341
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      (Commission File Number)            (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
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          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

      On August 18, 2003, the registrant issued a press release announcing an additional delay in the filing of its Form 10-Q for the first quarter ended June 28, 2003. The full text of the press release, which shall not be deemed filed under the Securities and Exchange Act of 1934, is attached hereto as Exhibit 99.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADVANCED MARKETING SERVICES, INC.
                                     (Registrant)



      August 18, 2003                By:   /S/ MICHAEL M. NICITA
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            Date                           Michael M. Nicita
                                           President and Chief Executive Officer